Q3 2016 EARNINGS CALL PRESENTATION August 4, 2016 Dave Castagnola President and Chief Executive Officer Rick Weller Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2016 third quarter

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “achieve,” “address,” “anticipate,” “believe,” “continue,” “could,” “drive,” “expand,” “expect,” “forecast,” “goal,” “grow,” “improve,” “increase,” “outlook,” “potential,” “project,” “will,” “would” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s ability to fully integrate the acquired business of Haas and realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; the Company’s ability to establish and maintain effective internal control over financial reporting; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft – Investor Relations

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Summary 3 Wesco Aircraft – Investor Relations $368.7 $375.2 Q3 2015 Q3 2016 $16.5 $24.0 Q3 2015 Q3 2016 $0.17 $0.22 $0.24 $0.29 Diluted EPS Adjusted Diluted EPS Q3 2015 Q3 2016 * See appendix for reconciliation and information regarding non-GAAP measures. Net Sales Earnings Per Share* Net income Income from Operations $36.2 $40.0 Q3 2015 Q3 2016 ($M) ($M) ($M)

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Summary 4 Wesco Aircraft – Investor Relations $32.6 $47.8 Q3 2015 Q3 2016 $34.4 $51.8 Q3 2015 Q3 2016 * See appendix for reconciliation and information regarding non-GAAP measures. Cash from Operating Activities Adjusted EBITDA* $42.6 $50.9 Q3 2015 Q3 2016 Free Cash Flow* ($M) ($M) ($M)

Higher revenue driven by contract sales growth Commercial and military customer sales gaining traction Business expansion and increased production/content Renewals of hardware, chemical and electrical services Pipeline expansion; opportunities growing MRO pipeline/wins increasing Ad hoc sales stable year-over-year, up sequentially 5 Sales Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Increased Recognition of Value in Broad Portfolio of Products and Services Driving Sales in Q4 2016 and into Fiscal 2017 Wesco Aircraft – Investor Relations

Improving supplier delivery performance Strengthening materials management – aligning purchases to consumption Securing long-term supplier agreements through strategic sourcing Improved working capital performance Improved inventory/delivery performance and lower material acquisition costs expected over the long term 6 Supply Chain Management Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Supply Chain Management Initiatives Progressing Laying Foundation for Value Creation Wesco Aircraft – Investor Relations

SIOP improving demand forecast accuracy Forecast purchases to demand planning and period of supply Site consolidations – 14 facilities to-date Enhancing logistics flow and delivery performance Cross-functional team resourced to implement new business wins More than 30 active implementations at multiple customer sites globally 7 Operations Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Continued Execution Across Operations Network Continuous Improvement Driving Operational Efficiency Wesco Aircraft – Investor Relations

Net sales increase of 1.8% Negative currency impact of $6M Net sales excluding FX up 3.4%* Mid-single-digit growth in contracts Similar growth in hardware and chemicals Ad hoc stable; higher than Q2 2016 Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Financial Results 8 Net Sales * See appendix for reconciliation and information regarding non-GAAP measures. $368.7 $375.2 Q3 2015 Q3 2016 Wesco Aircraft – Investor Relations ($M)

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Financial Results Operating income up 11%; margin up 90 bps SG&A as % of net sales down 240 bps Lower people-related costs, bad debt, professional fees Currency impact Gross margin down 150 bps Currency (50) bps Inventory adjustments (50) bps Commodity-based index change (40) bps Contract/ad-hoc sales mix (10) bps Transactional FX gain vs. loss in prior year Adjusted EBITDA margin up 200 bps Lower effective income tax rate 9 Earnings Per Share* Adjusted EBITDA* * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales $42.6 $50.9 Q3 2015 Q3 2016 11.6%** 13.6%** Income from Operations $36.2 $40.0 Q3 2015 Q3 2016 9.8%** 10.7%** Wesco Aircraft – Investor Relations Net Income $16.5 $24.0 Q3 2015 Q3 2016 $0.17 $0.22 $0.24 $0.29 Diluted EPS Adjusted Diluted EPS Q3 2015 Q3 2016 ($M) ($M) ($M) ($M)

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Segments – North America 10 * As a percentage of net sales Net Sales Net sales increase of 1.6% Contract growth primary driver of higher sales Increased production and content New business wins/scope expansion Operating income/margin relatively consistent Gross margin decline of 260 bps Ad hoc vs. contract sales mix Inventory adjustments Commodity-based index change SG&A as % of sales decrease of 250 bps Lower people-related costs, bad debt, professional fees Income from Operations $296.1 $300.9 Q3 2015 Q3 2016 $29.1 $29.3 Q3 2015 Q3 2016 12.0%** 9.8%* 9.7%* Wesco Aircraft – Investor Relations ($M) ($M)

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q16 Segments – Rest of World 11 * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales Net Sales Income from Operations $72.6 $74.3 Q3 2015 Q3 2016 20.0%** $7.1 $10.8 Q3 2015 Q3 2016 9.8%** 14.5%** Net sales increase of 2.3% Negative currency impact of $6M Sales adjusted for FX up 10.8%* Growth in ad hoc and contract sales Increased production/content New business/scope expansion Operating income/margin significantly higher Gross margin increase of 250 bps Contract margins Sales volume/mix Offset by FX impact SG&A as % of net sales down 220 bps Primarily due to currency Wesco Aircraft – Investor Relations ($M) ($M)

Greater near-term uncertainty Potential negative impact on U.K. and EU economies Continue to monitor developments Committed to U.K. customers and operations Expected near-term impact primarily from currency Hedges in place to substantially protect transactional FX exposure Wesco Aircraft Proprietary Visit www.wescoair.com U.K. Exit from European Union 12 Net Sales by Geographic Area* * Data for the year ended September 30, 2015 Wesco Aircraft – Investor Relations United States 73% United Kingdom 13% Other foreign countries 14% Fiscal 2015 Net Sales of $1.5 billion

Wesco Aircraft Proprietary Visit www.wescoair.com Financial Summary 13 (Dollars in Millions) June 30, 2016 March 31, 2016 September 30, 2015 At period end: Cash and cash equivalents $65.5 $63.0 $82.9 Accounts receivable 260.6 274.7 253.3 Net inventory 714.2 710.8 701.5 Accounts payable 169.7 158.7 149.6 Total debt 876.9 922.9 952.9 Stockholders’ equity 862.9 856.0 817.6 Wesco Aircraft – Investor Relations

Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 14 * See appendix for reconciliation and information regarding non-GAAP measures. (Dollars in Millions) June 30, 2016 March 31, 2016 June 30, 2015 Quarter ended: Net income $24.0 $23.5 $16.5 Adjustments to reconcile to operating cash flow 12.8 13.3 11.1 Working capital change 15.0 (32.6) 6.8 Net cash provided by operating activities 51.8 4.2 34.4 Purchase of property and equipment (4.0) (6.1) (1.8) Free cash flow* 47.8 (1.9) 32.6 Net income 24.0 23.5 16.5 Free cash flow conversion 199% (8%) 198% Wesco Aircraft – Investor Relations

Steady progress throughout Wesco’s business Overall currency-adjusted sales performance in line with expectations Ad hoc sales below expectations vs. higher contract sales performance Mix shift relative to expectations pressured adjusted EBITDA margin Cost management efforts led to lower SG&A Sales mix shift and currency pressure create challenges in Q4 Taking actions to address challenges, primarily through incremental cost savings, as well as benefit from commodity index and pricing changes 15 Fiscal 2016 Year-to-Date Perspective Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations Committed to Achieving Fiscal 2016 Financial Goals

16 Fiscal 2016 Outlook Wesco Aircraft Proprietary Visit www.wescoair.com Net sales percentage growth Low Single-Digit Primarily higher contract growth SG&A reduction $25-30M Reduction in headcount, sites and spend $10M from non-recurring items Adjusted EBITDA margin improvement ~100 bps Primarily through SG&A reductions Free cash flow conversion >100% Primary usage to pay down debt Other items Interest expense Capital expenditures Effective tax rate $35-38M $12-15M 29-30% Wesco Aircraft – Investor Relations

APPENDIX 17

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 18 ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items. ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Net sales Excluding Currency Effects” represent net sales for the fiscal 2016 third quarter and year-to-date translated at the corresponding fiscal 2015 periodical average exchange rates. “Net sales Excluding Currency Effects and Large Commercial Contract” represent net sales for the fiscal 2016 year-to-date period translated at the corresponding fiscal 2015 periodical average exchange rates, further adjusted to remove sales under a commercial hardware contract that ended on March 31, 2015 and sales in fiscal 2016 that were related to this contract. “Free Cash Flow” represents net cash provided by operating activities less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for a reconciliation of Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Net Sales Excluding Currency Effects and Large Commercial Contract and Free Cash Flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft – Investor Relations

Non-GAAP Financial Information 19 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations (1) Unusual and non-recurring items in the third quarter and year-to-date periods of fiscal 2016 consisted of integration and other related expenses of $157 and $1,211, respectively, as well as business realignment and other expenses of $1,220 and $2,733, respectively. Unusual and non-recurring items in the third quarter and year-to-date periods of fiscal 2015 consisted of integration and other related expenses of $1,936 and $6,498, respectively, as well as business realignment and other expenses of $330 and $1,426, respectively. Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except share data) Three Months Ended Nine Months Ended June 30, 2016 June 30, 2015 June 30, 2016 June 30, 2015 EBITDA & Adjusted EBITDA Net income $ 24,016 $ 16,479 $ 68,117 $ 59,255 Provision for income taxes 9,360 7,961 26,906 31,113 Interest expense, net 9,325 9,335 27,436 28,054 Depreciation and amortization 6,790 6,553 20,843 19,815 EBITDA 49,491 40,328 143,302 138,237 Unusual or non-recurring items (1) 1,377 2,266 3,944 7,924 Adjusted EBITDA $ 50,868 $ 42,594 $ 147,246 $ 146,161 Adjusted Net Income Net income $ 24,016 $ 16,479 $ 68,117 $ 59,255 Amortization of intangible assets 3,945 3,987 11,864 11,987 Amortization of deferred financing costs 1,391 1,104 3,144 3,262 Unusual or non-recurring items (1) 1,377 2,266 3,944 7,924 Adjustments for tax effect (2,259) (2,580) (6,382) (8,322) Adjusted Net Income $ 28,470 $ 21,256 $ 80,687 $ 74,106 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 97,929,438 97,004,276 97,511,590 96,924,545 Adjusted Net Income Per Basic Share $ 0.29 $ 0.22 $ 0.83 $ 0.76 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 98,599,215 97,964,138 98,108,904 97,818,380 Adjusted Net Income Per Diluted Share $ 0.29 $ 0.22 $ 0.82 $ 0.76

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (UNAUDITED)
(In thousands)

	Three Months Ended				Nine Months Ended			
	June 30, 2016	June 30, 2015	Increase / (Decrease)	Percent Change	June 30, 2016	June 30, 2015	Increase / (Decrease)	Percent Change
Consolidated								
Net sales	$375,186	$368,706	$6,480	1.8%	$1,111,771	$1,127,962	($16,191)	-1.4%
Currency effects	6,110	-	6,110		18,572	-	18,572	
Net sales excluding currency effects	$381,296	$368,706	$12,590	3.4%	$1,130,343	$1,127,962	$2,381	0.2%
Large commercial contract	-	-	-		(9,782)	(36,172)	26,390	
Net sales excluding currency effects and large commercial contract	$381,296	$368,706	$12,590	3.4%	$1,120,561	$1,091,790	$28,771	2.6%
North America								
Net sales	$300,875	$296,094	$4,781	1.6%	$889,816	$899,193	($9,377)	-1.0%
Large commercial contract	-	-	-		(9,782)	(28,162)	18,380	
Net sales excluding large commercial contract	$300,875	$296,094	$4,781	1.6%	$880,034	$871,031	$9,003	1.0%
Rest of World								
Net sales	$74,311	$72,612	$1,699	2.3%	$221,955	$228,769	($6,814)	-3.0%
Currency effects	6,110	-	6,110		18,572	-	18,572	
Net sales excluding currency effects	$80,421	$72,612	$7,809	10.8%	$240,527	$228,769	$11,758	5.1%
Large commercial contract	-	-	-		-	(8,010)	8,010	
Net sales excluding currency effects and large commercial contract	$80,421	$72,612	$7,809	10.8%	$240,527	$220,759	$19,768	9.0%

[1] In the year-to-date period ended June 30, 2015, the company sold $36,172 of commercial hardware under a contract that ended on March 31, 2015, as previously disclosed. In the year-to-date period ended June 30, 2016, the company sold $9,782 of additional commercial hardware related to this contract.

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Non-GAAP Financial Information

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (UNAUDITED)
(In thousands)

	Three Months Ended		Nine Months Ended	
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Consolidated EBITDA & Adjusted EBITDA				
Net income	$24,016	$16,479	$68,117	$59,255
Provision for income taxes	9,360	7,961	26,906	31,113
Interest expense, net	9,325	9,335	27,436	28,054
Depreciation and amortization	6,790	6,553	20,843	19,815
EBITDA	49,491	40,328	143,302	138,237
Unusual or non-recurring items	1,377	2,266	3,944	7,924
Adjusted EBITDA	$50,868	$42,594	$147,246	$146,161
North America EBITDA & Adjusted EBITDA				
Net income	$14,067	$14,335	$41,473	$46,492
Provision for income taxes	6,872	6,848	19,853	25,304
Interest expense, net	8,233	8,825	24,073	25,016
Depreciation and amortization	5,769	5,539	17,771	16,694
EBITDA	34,941	35,547	103,170	113,506
Unusual or non-recurring items	1,054	2,222	3,589	7,468
Adjusted EBITDA	$35,995	$37,769	$106,759	$120,974
Rest of World EBITDA & Adjusted EBITDA				
Net income	$9,949	$2,144	$26,644	$12,763
Provision for income taxes	2,488	1,113	7,053	5,809
Interest expense, net	1,092	510	3,363	3,038
Depreciation and amortization	1,021	1,014	3,072	3,121
EBITDA	14,550	4,781	40,132	24,731
Unusual or non-recurring items	323	44	355	456
Adjusted EBITDA	$14,873	$4,825	$40,487	$25,187

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Non-GAAP Financial Information 22 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Free Cash Flow (UNAUDITED) (Dollars in thousands) Three Months Ended June 30, 2016 June 30, 2015 Increase (Decrease) Percent Change Free Cash Flow Net cash provided by operating activities $ 51,767 $ 34,381 $ 17,386 50.6% Purchase of property and equipment (3,928) (1,738) (2,190) 126.0% Free cash flow $ 47,839 $ 32,643 $ 15,196 46.6% Nine Months Ended June 30, 2016 June 30, 2015 Increase (Decrease) Percent Change Free Cash Flow Net cash provided by operating activities $ 66,593 $ 83,853 $ (17,260) (20.6)% Purchase of property and equipment (11,161) (4,650) (6,511) 140.0% Free cash flow $ 55,432 $ 79,203 $ (23,771) (30.0)%

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